Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, C. Taylor Pickett, of Omega Healthcare Investors, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003, (the "Report") fully complies with the requirements of ss.ss. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 9, 2003


/s/  C. TAYLOR PICKETT
--------------------------------
     C. Taylor Pickett
     Chief Executive Officer